UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K/A
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date Of Report (Date Of Earliest Event Reported): September 1, 2005
VALERO ENERGY CORPORATION
(Exact Name of Registrant as Specified in its Charter)
1-13175
(Commission File Number)

Delaware	74-1828067
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)
One Valero Way
San Antonio, Texas
(Address of principal executive offices)
78249
(Zip Code)
(210) 345-2000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Acknowledgement of Awareness of Deloitte & Touche LLP
Consent of Deloitte & Touche LLP
Financial Statements of Businesses Acquired
Pro Forma Financial Information

Explanatory Note
This Form 8-K/A amends the Form 8-K of Valero Energy Corporation (Valero) dated September 1, 2005 and filed with the Securities and Exchange Commission on September 2, 2005. That Form 8-K reported under Item 2.01 the acquisition of Premcor Inc., a Delaware corporation (Premcor), pursuant to the terms of the previously reported Agreement and Plan of Merger (the Merger Agreement), dated as of April 24, 2005, by and between Valero and Premcor. This report provides the financial statements and the pro forma financial information as required under Item 9.01.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.
               Premcor Inc. and Subsidiaries:
Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets as of December 31, 2004 and 2003
Consolidated Statements of Operations for the Years Ended December 31, 2004, 2003 and 2002
Consolidated Statements of Cash Flows for the Years Ended December 31, 2004, 2003 and 2002
Consolidated Statements of Stockholders’ Equity for the Years Ended December 31, 2004, 2003 and 2002
               The Premcor Refining Group Inc. and Subsidiaries:
Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets as of December 31, 2004 and 2003
Consolidated Statements of Operations for the Years Ended December 31, 2004, 2003 and 2002
Consolidated Statements of Cash Flows for the Years Ended December 31, 2004, 2003 and 2002
Consolidated Statements of Stockholder’s Equity for the Years Ended December 31, 2004, 2003 and 2002
Notes to Consolidated Financial Statements (Premcor Inc. and The Premcor Refining Group Inc.)
               Financial Statement Schedules:
Schedule I—Condensed Financial Information of Premcor Inc.
Schedule II—Valuation and Qualifying Accounts
               Premcor Inc. and Subsidiaries:
Report of Independent Registered Public Accounting Firm
Condensed Consolidated Balance Sheets as of June 30, 2005 and December 31, 2004
Condensed Consolidated Statements of Operations for the Three and Six Months Ended June 30,
2005 and 2004
Condensed Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2005 and 2004
               The Premcor Refining Group Inc. and Subsidiaries:
Report of Independent Registered Public Accounting Firm
Condensed Consolidated Balance Sheets as of June 30, 2005 and December 31, 2004
Condensed Consolidated Statements of Operations for the Three and Six Months Ended June 30,
2005 and 2004
Condensed Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2005 and 2004
                Notes to Condensed Consolidated Financial Statements (Premcor Inc. and The Premcor Refining Group Inc.)
(b)	Pro Forma Financial Information.
  Unaudited Pro Forma Combined Statement of Income for the Six Months Ended June 30, 2005
  Unaudited Pro Forma Combined Statement of Income for the Year Ended December 31, 2004
  Notes to Unaudited Pro Forma Combined Financial Statements
(c)	Exhibits.

Exhibit No.	Description

15.1	Acknowledgement of awareness of Deloitte & Touche LLP concerning unaudited interim financial information
23.1	Consent of Deloitte & Touche LLP
99.1	Financial statements of businesses acquired
99.2	Pro forma financial information

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY CORPORATION

By:	/s/ Jay D. Browning
Jay D. Browning
Vice President — Corporate Law
and Secretary
Dated: November 15, 2005

EXHIBIT INDEX
Valero Energy Corporation

Exh.
No.	Description

15.1	Acknowledgement of awareness of Deloitte & Touche LLP concerning unaudited interim financial information
23.1	Consent of Deloitte & Touche LLP
99.1	Financial Statements of Businesses Acquired
               Premcor Inc. and Subsidiaries:
Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets as of December 31, 2004 and 2003
Consolidated Statements of Operations for the Years Ended December 31, 2004, 2003 and 2002
Consolidated Statements of Cash Flows for the Years Ended December 31, 2004, 2003 and 2002
Consolidated Statements of Stockholders’ Equity for the Years Ended December 31, 2004, 2003 and 2002
               The Premcor Refining Group Inc. and Subsidiaries:
Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets as of December 31, 2004 and 2003
Consolidated Statements of Operations for the Years Ended December 31, 2004, 2003 and 2002
Consolidated Statements of Cash Flows for the Years Ended December 31, 2004, 2003 and 2002
Consolidated Statements of Stockholder’s Equity for the Years Ended December 31, 2004, 2003 and 2002
Notes to Consolidated Financial Statements (Premcor Inc. and The Premcor Refining Group Inc.)
               Financial Statement Schedules:
Schedule I—Condensed Financial Information of Premcor Inc.
Schedule II—Valuation and Qualifying Accounts
               Premcor Inc. and Subsidiaries:
Report of Independent Registered Public Accounting Firm
Condensed Consolidated Balance Sheets as of June 30, 2005 and December 31, 2004
Condensed Consolidated Statements of Operations for the Three and Six Months Ended June 30,
2005 and 2004
Condensed Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2005 and 2004
               The Premcor Refining Group Inc. and Subsidiaries:
Report of Independent Registered Public Accounting Firm
Condensed Consolidated Balance Sheets as of June 30, 2005 and December 31, 2004
Condensed Consolidated Statements of Operations for the Three and Six Months Ended June 30,
2005 and 2004
Condensed Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2005 and 2004
               Notes to Condensed Consolidated Financial Statements (Premcor Inc. and The Premcor Refining Group Inc.)
99.2	Pro Forma Financial Information
  Unaudited Pro Forma Combined Statement of Income for the Six Months Ended June 30, 2005
  Unaudited Pro Forma Combined Statement of Income for the Year Ended December 31, 2004
  Notes to Unaudited Pro Forma Combined Financial Statements